Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2022
Regulated Operations [Abstract]
Regulatory Assets and Liabilities

NOTE 12. REGULATORY ASSETS AND LIABILITIES

Regulatory assets and liabilities include the following:

	Dominion Energy		Virginia Power
At December 31,	2022	2021	2022	2021
(millions)
Dominion Energy
Regulatory assets:
Deferred cost of fuel used in electric generation(1)	$603	$251	$133	$131
Deferred rider costs for Virginia electric utility(2)	152	72	152	72
Ashpond and landfill closure costs(3)	221	193	221	193
Deferred nuclear refueling outage costs(4)	83	79	83	79
NND Project costs(5)	138	138
Deferred early plant retirement charges(6)	226	226	226	226
Derivatives(7)	256	112	251	105
Other	204	152	74	44
Regulatory assets-current	1,883	1,223	1,140	850
Unrecognized pension and other postretirement benefit costs(8)	891	488	4	3
Deferred rider costs for Virginia electric utility(2)	363	489	363	489
Interest rate hedges(9)	169	899	—	604
AROs and related funding(10)	380	311
NND Project costs(5)	2,088	2,226
Ash pond and landfill closure costs(3)	2,051	2,223	2,049	2,223
Deferred cost of fuel used in electric generation(1)	1,551	409	1,551	409
Deferred early plant retirement charges(6)	—	226	—	226
Derivatives(7)	254	34	148	34
Other	518	581	132	142
Regulatory assets-noncurrent	8,265	7,886	4,247	4,130
Total regulatory assets	$10,148	$9,109	$5,387	$4,980
Regulatory liabilities:
Provision for future cost of removal and AROs(11)	111	154	111	154
Reserve for refunds and rate credits to electric utility customers(12)	125	420	25	306
Income taxes refundable through future rates(13)	100	106	65	63
Monetization of guarantee settlement(14)	67	67
Derivatives(7)	211	65	176	51
Other	134	77	129	73
Regulatory liabilities-current	748	889	506	647
Income taxes refundable through future rates(13)	3,169	3,304	2,272	2,335
Provision for future cost of removal and AROs(11)	1,731	1,624	1,135	1,043
Nuclear decommissioning trust(15)	1,685	2,158	1,685	2,158
Monetization of guarantee settlement(14)	702	831
Interest rate hedges(9)	240	—	240	—
Reserve for refunds and rate credits to electric utility customers(12)	325	448	—	25
Unrecognized pension and other postretirement benefit costs(8)	10	189
Overrecovered other postretirement benefit costs(16)	140	105
Derivatives(7)	234	236	—	62
Other	181	129	167	117
Regulatory liabilities-noncurrent	8,417	9,024	5,499	5,740
Total regulatory liabilities	$9,165	$9,913	$6,005	$6,387

(1)
Reflects deferred fuel expenses for the Virginia and North Carolina jurisdictions of Virginia Power's electric generation operations and additionally for Dominion Energy, deferred fuel expenses for the South Carolina jurisdiction of its electric generation operations. Dominion Energy reflects a $66 million reduction recorded in 2022 from the application of a portion of the monetization of guarantee settlement previously reflected as regulatory liabilities associated with the approval of DESC’s cost of fuel proceedings. See Note 13 for additional information.
(2)
Reflects deferrals under Virginia Power’s electric transmission FERC formula rate and the deferral of costs associated with certain current and prospective rider projects. See Note 13 for additional information.
(3)
Primarily reflects legislation in Virginia which requires any CCR asset located at certain Virginia Power stations to be closed by removing the CCR to an approved landfill or through beneficial reuse. These deferred costs are expected to be collected over a period between 15 and 18 years commencing December 2021 through Rider CCR. Virginia Power is entitled to collect carrying costs on uncollected expenditures once expenditures have been made.
(4)
Legislation in Virginia requires Virginia Power to defer operation and maintenance costs incurred in connection with the refueling of any nuclear-powered generating plant. These deferred costs will be amortized over the refueling cycle, not to exceed 18 months.
(5)
Reflects expenditures by DESC associated with the NND Project, which pursuant to the SCANA Merger Approval Order, will be recovered from DESC electric service customers over a 20-year period ending in 2039.
(6)
Reflects amounts from the early retirements of certain coal- and oil-fired generating units to be amortized through 2023 in accordance with the settlement of the 2021 Triennial Review. See Note 13 for additional information.
(7)
Represents changes in the fair value of derivatives, excluding separately presented interest rate hedges, that following settlement are expected to be recovered from or refunded to customers.
(8)
Represents unrecognized pension and other postretirement employee benefit costs expected to be recovered or refunded through future rates generally over the expected remaining service period of plan participants by certain of Dominion Energy's rate-regulated subsidiaries. Includes regulatory assets of $302 million and $25 million and regulatory liabilities of $6 million and $20 million in aggregate at December 31, 2022 and 2021, respectively, related to retained pension and other postretirement benefit plan assets and obligations for the East Ohio, PSNC and Questar Gas Transactions which will be reclassified to AOCI upon closing of each transaction.
(9)
Reflects interest rate hedges recoverable from or refundable to customers. Certain of these instruments are settled and any related payments are being amortized into interest expense over the life of the related debt, which has a weighted-average useful life of approximately 25 years and 24 years for Dominion Energy and Virginia Power, respectively, as of December 31, 2022.
(10)
Represents deferred depreciation and accretion expense related to legal obligations associated with the future retirement of generation, transmission and distribution properties. The AROs primarily relate to DESC’s electric generating facilities, including Summer, and are expected to be recovered over the related property lives and periods of decommissioning which may range up to approximately 105 years.
(11)
Rates charged to customers by Dominion Energy and Virginia Power's regulated businesses include a provision for the cost of future activities to remove assets that are expected to be incurred at the time of retirement.
(12)
Reflects amounts previously collected from retail electric customers of DESC for the NND Project to be credited over an estimated 11-year period effective February 2019, in connection with the SCANA Merger Approval Order. Also reflects amounts to be refunded to jurisdictional retail electric customers in Virginia associated with the settlement of the 2021 Triennial Review. See Note 13 for additional information.
(13)
Amounts recorded to pass the effect of reduced income taxes from the 2017 Tax Reform Act to customers in future periods, which will primarily reverse at the weighted average tax rate that was used to build the reserves over the remaining book life of the property, net of amounts to be recovered through future rates to pay income taxes that become payable when rate revenue is provided to recover AFUDC equity.
(14)
Reflects amounts to be refunded to DESC electric service customers over a 20-year period ending in 2039 associated with the monetization of a bankruptcy settlement agreement.
(15)
Primarily reflects a regulatory liability representing amounts collected from Virginia jurisdictional customers and placed in external trusts (including income, losses and changes in fair value thereon, as applicable) for the future decommissioning of Virginia Power's utility nuclear generation stations, in excess of the related AROs.
(16)
Reflects a regulatory liability for the collection of postretirement benefit costs allowed in rates in excess of expense incurred.

At December 31, 2022, Dominion Energy and Virginia Power regulatory assets include $4.4 billion and $2.7 billion, respectively, on which they do not expect to earn a return during the applicable recovery period. With the exception of certain items discussed above, the majority of these expenditures are expected to be recovered within the next two years.